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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use of our reports incorporated by reference in the registration statement (No. 33-22097-NY) on Form S-8 of Boots & Coots International Well Control, Inc.


HEIN + ASSOCIATES LLP
Certified Public Accountants
Houston, Texas
June 15, 1998